U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2005

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11480	41-1412084
(Commission File Number)	(I.R.S. Employer Identification Number)

377 Plantation Street

Worcester MA 01605

(Address of Principal Executive Office) (Zip Code)

508-793-0001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated December 1, 2005, by Biovest International, Inc. announcing new data from its Phase II Clinical Trial of BiovaxID. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOVEST INTERNATIONAL, INC.
(Registrant)

Date: December 1, 2005	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 1, 2005, announcing new data from the Phase II clinical trial of BiovaxID.

99.2	Abstract titled “BiovaxID™ Vaccine Therapy of Follicular Lymphoma in First Remission: Long- Term Follow-Up of a Phase II Trial and Status of a Controlled, Randomized Phase III Trial.”